UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2016

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI                 48170-2461

(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code                 (734) 414-6100

                                                   Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2016, Perceptron, Inc. (the “Company”) entered into the First Amendment to Standstill Agreement (the “Standstill Agreement Amendment”) with Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation (collectively, “Harbert”), which amended the Standstill Agreement, dated August 9, 2016, between the Company and Harbert. The Company also entered into the First Amendment to Voting Agreement (the “Voting Agreement Amendment”) with Moab Partners, L.P. and Moab Capital Partners, LLC (collectively, the “Moab”) on November 17, 2016, which amended the Voting Agreement, dated August 9, 2016, between the Company and Moab. The Standstill Agreement Amendment and the Voting Agreement Amendment provide that, upon the appointment by the Board of Directors of the Company (the “Board”) of a new President and Chief Executive Officer, by June 1, 2017, the new President and Chief Executive Officer will be appointed to the Board to fill a vacancy left by resignation of either Robert S. Oswald or Terryll R. Smith, who will resign from the Board at that time to facilitate the appointment.

The foregoing description of the Standstill Agreement Amendment and the Voting Agreement Amendment is not complete and is qualified in its entirety by reference to the Standstill Agreement Amendment and the Voting Agreement Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 17, 2016, the Board appointed David L. Watza as President and Chief Executive Officer of the Company.

Mr. Watza succeeds W. Richard Marz, who was appointed as interim President and Chief Executive Officer of Perceptron in January 2016. Mr. Marz will continue in his role as Chairman of the Board of Perceptron.

On November 17, 2016, the Company issued a press release announcing Mr. Watza’s’s appointment. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement. Such information, including Exhibit 99.1 attached hereto under Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Mr. Watza, 50, has been Senior Vice President, Finance, Chief Financial Officer, Treasurer and Assistant Secretary of the Company since October 2015. Mr. Watza will continue to serve as the Chief Financial Officer, Treasurer and Assistant Secretary of the Company. Prior to joining the Company, Mr. Watza served as Vice President of Corporate Development of TriMas Corporation (NASDAQ: TRS), with responsibility for acquisitions, divestures, and Treasury operations. Mr. Watza joined TriMas in 2005, holding positions of increasing responsibility and professional growth including Vice President Finance, Business Planning & Analytics, responsible for strategic planning, annual operating planning and forecasting, and corporate information technology; division Finance Officer for Trimas Australia Holdings Ltd.; and division Finance Officer for Cequent Performance Products. Mr. Watza possesses more than 25 years of finance experience in engineered products and manufacturing businesses with responsibilities in accounting, finance and information technology. He earned his Bachelor of Business Administration at the University of Michigan.

Under the terms of the Offer Letter between Mr. Watza and the Company, Mr. Watza’s annual base salary will be $325,000. He will be eligible to participate in the Company’s fiscal 2017 incentive plans, prorated between his term as Senior Vice President, Finance and his term as President and Chief Executive Officer. His bonus potential level under the Company’s Fiscal 2017 Executive Short Term Incentive Plan and Long Term Incentive Plan will be targeted at 60% and 30% of his annual salary, respectively. Mr. Watza is entitled to receive medical, executive life and disability insurance coverage and other benefits available generally to senior management of the Company and a monthly car allowance of $850. The foregoing description of the Offer Letter is not complete and is qualified in its entirety by reference to the Offer Letter, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

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On November 17, 2016, the Management Development, Compensation and Stock Option Committee awarded Mr. Watza a non-qualified option to purchase 100,000 shares of the Company’s Common Stock, under the Company’s 2004 Stock Incentive Plan, with a grant date effective December 1, 2016. The option will be issued on the current form of Non-Qualified Stock Option Agreement for Officers. The option will become exercisable in three equal annual installments beginning December 1, 2017 at an exercise price equal to the fair market value of the Company’s Common Stock as of December 1, 2016.

The Company and Mr. Watza also entered into the First Amendment to Severance Agreement (the “Severance Agreement Amendment”) on November 17, 2016, which amended the Severance Agreement, dated October 19, 2015, between the Company and Mr. Watza. The Severance Agreement Amendment provides for certain additional severance benefits, including one times, rather than one-half times, his base salary, reimbursement for COBRA coverage expenses and continuation of welfare benefits (other than health benefits) for one year, rather than six months, following his termination of employment and, if termination is six months prior to or within two years following certain changes in control of the Company, his severance benefits will be two times, rather than one times, his base salary, and reimbursement for COBRA coverage expenses and continuation of his welfare benefits (other than health benefits) for two years, rather than one year, following his termination of employment. The foregoing description of the Severance Agreement Amendment is not complete and is qualified in its entirety by reference to the Severance Agreement Amendment, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

D. Exhibits.

Exhibit No.	Description

Exhibit 10.1	First Amendment to Standstill Agreement, dated November 17, 2016, between the Company, Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation.

Exhibit 10.2	First Amendment to Voting Agreement, dated November 17, 2016, between the Company, Moab Partners, L.P. and Moab Capital Partners, LLC.

Exhibit 10.3	Offer Letter, dated November 17, 2016, between David L. Watza and the Company.

Exhibit 10.4	First Amendment to Severance Agreement, dated November 17, 2016, between David L. Watza and the Company.

Exhibit 99.1	Press Release, dated November 17, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: November 21, 2016	/s/ David L. Watza
By: David L. Watza
Its: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	First Amendment to Standstill Agreement, dated November 17, 2016, between the Company, Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation.

Exhibit 10.2	First Amendment to Voting Agreement, dated November 17, 2016, between the Company, Moab Partners, L.P. and Moab Capital Partners, LLC.

Exhibit 10.3	Offer Letter, dated November 17, 2016, between David L. Watza and the Company.

Exhibit 10.4	First Amendment to Severance Agreement, dated November 17, 2016, between David L. Watza and the Company.

Exhibit 99.1	Press Release, dated November 17, 2016.

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